_______________________________________________________________________________
 _______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

                         CHRISTIANA BANK & TRUST COMPANY
               (Exact name of trustee as specified in its charter)

        Delaware                                         51-0350191
(State of incorporation)                    (I.R.S. employer identification no.)

                                3801 Kennett Pike
                           Greenville, Delaware 19807
                    (Address of principal executive offices)

                                  Toni Lindsay
                                 Vice President
                         Christiana Bank & Trust Company
                                1314 King Street
                           Wilmington, Delaware 19801
                                 (302) 888-7421
            (Name, address and telephone number of agent for service)

                              NPB Capital Trust II

               (Exact name of obligor as specified in its charter)


            Delaware                                     Applied For
(State of incorporation or organization)    (I.R.S. employer identification no.)



       Philadelphia and Reading Avenues
       Boyertown, Pennsylvania                             19512
(Address of principal executive offices)                 (Zip Code)

                    __% Cumulative Trust Preferred Securities
                       (Title of the indenture securities)

ITEM 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


          Federal Deposit Insurance Co.        State Bank Commissioner
          Five Penn Center                     Dover, Delaware
          Suite #2901
          Philadelphia, PA

     (b)  Whether it is authorized to exercise corporate trust powers.


          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

               If the obligor is an affiliate of the trustee, describe each such affiliation:

               Based upon an examination of the books and records of the trustee and upon information furnished by the obligor, the obligor is not an affiliate of the trustee.

ITEM 16.  LIST OF EXHIBITS.

               List below all exhibits filed as part of this Statement of Eligibility and Qualification.

          A. Copy of the Articles of Organization of Christiana Bank & Trust Company.
          B. The certificate of authority of Christiana Bank & Trust Company to commence business and the authorization of Christiana Bank & Trust Company to exercise corporate trust powers.
          C.   Copy of By-Laws of Christiana Bank & Trust Company.
          D. Consent of Christiana Bank & Trust Company required by Section 321(b) of Trust Indenture Act.
          E. Copy of most recent Report of Condition of Christiana Bank & Trust Company.

            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Christiana Bank & Trust Company, a corporation organized and existing under the laws of Delaware, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington and State of Delaware on the ___ day of _______________, 200__.


                                            Christiana Bank & Trust Company
[SEAL]

Attest:                                     By:
       ---------------------------             -------------------------------
       Assistant Secretary                  Name: Toni Lindsay
                                            Title: Vice President

                                    EXHIBIT A

                            ARTICLES OF ORGANIZATION

                         CHRISTIANA BANK & TRUST COMPANY

                            ARTICLES OF ORGANIZATION

                                       OF

                         CHRISTIANA BANK & TRUST COMPANY


         THE UNDERSIGNED, constituting the President and a majority of the Directors of Christiana Bank & Trust Company, a Delaware banking corporation in organization under Chapter 7 of Title 5 of the Delaware Code, each having been duly sworn, do hereby certify, pursuant to 5 Del. C. ss. 728, that:

         FIRST: The organization meeting of incorporators of Christiana Bank & Trust Company was duly held in accordance with law on August 25, 1992 at 1202 North Market Street, Wilmington, Delaware, and appended hereto as Exhibit 1 is Certificate of Organization Meeting with appendices evidencing the action taken at the meeting.

         SECOND: The names of the subscribers to the Articles of Association are:

         Margaret L. Fuller               Linda M. Herrmann
         Carole J. Haley                  Verena A. Winner
         Constance K. Ptak                Patricia A. Boyden
         Regina Griffin                   Karen L. DeMello
         Jane M. Rees                              Donna Hoesterey
         Christine Matas                  Amy E. Smith
         Cheryl Stransky                  Gloria Connell
         Marcia Rae Wheeler

         THIRD: The following persons were elected as directors of the corporation at such organization meeting: Class A directors -- John A. Herdeg,
W. Timothy Cashman II, John J. Nesbitt, III; Class B directors -- Charles E. Mather III, Jerold B. Smith, Joseph W. Janssen, Jr.; Class C directors -- Robert
G. Elder, Alexander Luft, Bruce L. Marra, William M. Aukamp, Peter H. Flint and Colgate W. Darden IV.

         FOURTH: The name and residence address of each of the officers of the corporation elected at such organization meeting are:

         Robert G. Elder, President and
            Chief Executive Officer
         16 Cedar Court
         Bedminster, New Jersey  07921

         W. Timothy Cashman II, Senior Vice
            President and Treasurer
         1101 Nottingham Road
         Wilmington, Delaware  19805

         John J. Nesbitt, III, Senior Vice
            President, Chief Administrative
            Officer and Secretary
         913 Garrett Mill Road
         Newtown Square, Pennsylvania  19073

         FIFTH: All of the responsibilities of the incorporators having been discharged, at such organization meeting, the meeting was adjourned sine die.

         SIXTH: A true and correct copy of the Articles of Association of Christiana Bank & Trust Company is attached hereto as Exhibit 2.

                                             /s/ Robert G. Elder
                                             -----------------------------------
                                             Robert G. Elder, President

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County aforesaid, Robert G. Elder, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Dolores L. Smallwood
                                             -----------------------------------
                                             Notary Public

                                             /S/ Robert G. Elder
                                             -----------------------------------
                                             Robert G. Elder, President

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County aforesaid, Robert G. Elder, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Dolores L. Smallwood
                                             -----------------------------------
                                             Notary Public

                                             /s/ W. Timothy Cashman II
                                             -----------------------------------
                                             W. Timothy Cashman II, Director

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County
aforesaid, W. Timothy Cashman II, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Dolores L. Smallwood
                                             -----------------------------------
                                             Notary Public

                                             /s/ John J. Nesbitt, III
                                             -----------------------------------
                                             John J. Nesbitt, III, Director

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County aforesaid, John J. Nesbitt, III, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Dolores L. Smallwood
                                             -----------------------------------
                                             Notary Public

                                             /s/ William M. Aukamp
                                             -----------------------------------
                                             William M. Aukamp, Director

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County aforesaid, William M. Aukamp, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Jane Rees
                                             -----------------------------------
                                             Notary Public

                                             /s/ Peter H. Flint
                                             -----------------------------------
                                             Peter H. Flint, Director

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County aforesaid, Peter H. Flint, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Rosemarie G. Dranu
                                             -----------------------------------
                                             Notary Public

                                             /s/ Alexander Luft
                                             -----------------------------------
                                             Alexander Luft, Director

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County aforesaid, Alexander Luft, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Dolores L. Smallwood
                                             -----------------------------------
                                             Notary Public

                                             /s/ Jerold B. Smith
                                             -----------------------------------
                                             Jerold B. Smith, Director

STATE OF DELAWARE   )
                    )       ss.
NEW CASTLE COUNTY   )

         BE IT REMEMBERED, that on this /s/ 27th day of August, 1992, personally appeared before me, the Subscriber, a Notary Public for the State and County aforesaid, Jerold B. Smith, a party to the foregoing Articles of Organization, known to me personally to be such, and acknowledged said Articles to be his act and deed and that the facts set forth therein are true and correct to be [sic] best of his knowledge and belief.

         GIVEN under my hand and seal of office the day and year aforesaid.


                                             /s/ Dolores L. Smallwood
                                             -----------------------------------
                                             Notary Public

                        DELAWARE STATE BANK COMMISSIONER
                                   APPROVAL OF
                             ARTICLE OF ORGANIZATION

         This /s/ 8th day of /s/ September , 1992, the State Bank Commissioner having reviewed the foregoing Articles of Organization of Christiana Bank & Trust Company, and such Articles in all respects appearing to conform to and satisfy the requisites of Delaware law,

         NOW,  THEREFORE,   pursuant  to  5  Del.  C.ss.729,  such  Articles  of
Organization are hereby approved in all respects.

                                             /s/ Keith H. Ellis
                                             -----------------------------------
                                             Keith H. Ellis
                                             State Bank Commissioner

                       CERTIFICATE OF ORGANIZATION MEETING

                             OF THE INCORPORATION OF

                         CHRISTIANA BANK & TRUST COMPANY


         The undersigned, being all of the incorporators of Christiana Bank & Trust Company (hereinafter the "Incorporators"), this 25th day of August, 1992, hereby take the following acts as the Incorporators of Christiana Bank A Trust Company, a banking corporation in organization under and pursuant to the provisions of Chapter 7 of Title 5 of the Delaware Code (the "Corporation"):

         1.       Appoint  Margaret  L.  Fuller  to act  as  secretary  of  this
                  organization   meeting  and  to  prepare  a   Certificate   of
                  Organization Meeting to record the acts here taken;

         2. Adopt the by-laws appended hereto as Exhibit A as the by-laws of the Corporation, which by-laws may hereafter be amended or modified as provided by law;

         3. Appoint the following persons to serve as directors of the Corporation, each to hold office for that term fixed by the by-laws and until his successor is duly elected and qualified:

                  Class A directors (serving until the 1995 annual meeting) --

                           (1)  John A. Herdeg
                           (2)  W. Timothy Cashman II
                           (3)  John J. Nesbitt, III

                  Class B directors (serving until the 1994 annual meeting) --

                           (4)  Charles E. Mather III
                           (5)  Jerold B. Smith
                           (6)  Joseph W. Janssen, Jr.

                  Class C directors (serving until the 1993 annual meeting) --

                           (7)  Robert G. Elder      (10)  William M. Aukamp
                           (8)  Alexander Luft       (11)  Peter H. Flint
                           (9)  Bruce L. Marra       (12)  Colgate W. Darden IV

         4. Appoint Robert G. Elder President and Chief Executive Officer of the Corporation to have the powers and duties set forth in the by- laws of the Corporation and to serve at the pleasure of the Board of Directors and until his successor is duly elected and qualified;

         5. Appoint W. Timothy Cashman II to serve as Senior Vice President and Treasurer of the Corporation to have the powers and duties set forth in the by-laws of the Corporation and to serve at the pleasure of the Board of Directors and until his successor is duly elected and qualified;

         6. Appoint John J. Nesbitt, III, to serve as Senior Vice President, Chief Administrative Officer and Secretary of the Corporation to have the powers and duties set forth in the by-laws of the Corporation and to serve at the pleasure of the Board of Directors and until his successor is duly elected and qualified.




                                             /s/ Margaret L. Fuller
                                             -----------------------------------
                                             Margaret L. Fuller


                                             /s/ Linda M. Herrmann
                                             -----------------------------------
                                             Linda M. Herrmann


                                             /s/ Carole J. Haley
                                             -----------------------------------
                                             Carole J. Haley


                                             /s/ Verena A. Winner
                                             -----------------------------------
                                             Verena A. Winner


                                             /s/ Constance K. Ptak
                                             -----------------------------------
                                             Constance K. Ptak

                                             /s/ Patricia A. Boyden
                                             -----------------------------------
                                             Patricia A. Boyden


                                             /s/ Regina Griffin
                                             -----------------------------------
                                             Regina Griffin


                                             /s/ Karen L. DeMello
                                             -----------------------------------
                                             Karen L. DeMello



                                             /s/ Jane M. Rees
                                             -----------------------------------
                                             Jane M. Rees


                                             /s/ Donna Hoesterey
                                             -----------------------------------
                                             Donna Hoesterey


                                             /s/ Christine Matas
                                             -----------------------------------
                                             Christine Matas


                                             /s/ Amy E. Smith
                                             -----------------------------------
                                             Amy E. Smith


                                             /s/ Cheryl Stransky
                                             -----------------------------------
                                             Cheryl Stransky


                                             /s/ Gloria Connell
                                             -----------------------------------
                                             Gloria Connell


                                             /s/ Marcia Rae Wheeler
                                             -----------------------------------
                                             Marcia Rae Wheeler

                       CERTIFICATE OF TEMPORARY SECRETARY


         I, Margaret L. Fuller, temporary secretary of the Organization Meeting of the Incorporators of Christiana Bank & Trust Company, hereby certify that:

         1. The above signatures are the true signatures of Margaret L. Fuller, Linda M. Herrmann, Carole J. Haley, Verena A. Winner, Constance M. Ptak, Patricia M. Boyden, Regina Griffin, Karen
                  L. DeMello, Jane M. Rees, Donna Hoesterey, Christine Matas, Amy E. Smith, Cheryl Stransky, Gloria J. Connell and Marcia Rae Wheeler, persons known to me, executed in my presence.

         2. Attached hereto as Exhibit A is a certified copy of the by-laws of Christiana Bank & Trust Company.

         3. Attached hereto as Exhibits B through D are true and correct copies of executed oaths of office for each officer of Christiana Bank & Trust Company appointed by the foregoing act.

         4. Attached hereto as Exhibit E is a true and correct copy of a waiver of notice of the first meeting of the incorporators of Christiana Bank & Trust Company duly executed by each incorporator.

         5. The foregoing certificate of Organization Meeting of Incorporators of Christiana Bank & Trust Company is a complete and accurate record of the actions taken by all of the incorporators of Christiana Bank & Trust Company at a meeting, duly convened pursuant to 5 Del. C.ss.727, held on August 25, 1992.


                                             S/ Margaret L. Fuller
                                             -----------------------------------
                                             Margaret L. Fuller
                                             Temporary Secretary of
                                             Organization Meeting

                             ARTICLES OF ASSOCIATION

                                       OF

                         CHRISTIANA BANK & TRUST COMPANY


         FIRST: The name of the corporation is Christiana Bank & Trust Company (hereinafter referred to as the "Bank").

         SECOND: The principal place of business of the Bank in the State of Delaware shall be located in Greenville, County of New Castle.

         THIRD: The purpose for which the Bank is formed is to carry on a banking and trust company business and in connection therewith, the Bank shall have and possess all powers, rights, privileges and franchises incident to a bank and trust company, and in general shall have the right, privilege and power to engage in any lawful act or activity, within or without the State of Delaware, for which banks or trust companies may be organized under the provisions of Chapter 7 of Title 5 of the Delaware Code, as the same may be amended from time to time, and, in addition, may avail itself of any additional privileges or powers permitted to it by law.

         FOURTH: The total number of shares of stock which the corporation is authorized to issue is two million (2,000,000) shares of common stock, having a par value of $1.00 per share (collectively, the "Common Stock"). For purposes of the determination to be made by the Delaware State Bank Commissioner pursuant to
Section 903 of Title 5 of the Delaware Code and Regulation 5.701/774.0002.P/A(10), the amount of the "whole capital stock" to be issued by the Bank for it initial capitalization (exclusive of shares reserved for issuance due to any outstanding warrant for shares of Common Stock), shall be $650,000.00, divided into 650,000 shares of Common Stock.

         FIFTH: The number of directors who shall constitute the whole board of directors of the Bank shall be such number as shall be fixed by, or in the manner provided in, the By-Laws of the Bank, provided that the number of directors shall not be less than five.

         SIXTH: The duration of the Bank's existence shall be perpetual.

         SEVENTH: The private property of the stockholders of the Bank shall not be subject to the payment of the debts of the Bank.

         EIGHTH: The business and affairs of the Bank shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the By-Laws of the Bank.

         NINTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of the Bank is expressly authorized to make, amend and repeal the By-Laws of the Bank. The
By-Laws of the Bank may confer upon the directors specific powers, not inconsistent with law, which are in addition to the powers and authority expressly conferred by the laws of the State of Delaware.

         TENTH: The Bank shall have the right to amend, alter, change or repeal any provisions contained in the Articles of Association or its Certificate of Incorporation to the extent or in the manner now or hereafter permitted or prescribed by law.

         ELEVENTH: To the fullest extent permissible under Title 5, Section 723(b), a director of the Bank shall have no personal liability to the Bank or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate the liability of a director (i) for any breach of the director's duty of loyalty to the Bank or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Bank shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any  repeal  or  modification   of  the  foregoing   paragraph  by  the
stockholders of the Bank shall not adversely affect any right or protection of a director of the Bank existing at the time of such repeal or modification.

         TWELFTH: The Bank shall have the power to merge or sell its assets and take other corporate action to the extent and in the manner now or hereafter permitted or prescribed by law, and all rights conferred upon stockholders herein are granted subject to such rights.

         IN WITNESS WHEREOF, the undersigned, being the Incorporators, do hereby associate ourselves for the purpose of making these Articles of Association and with the intention of forming a bank and trust company pursuant to the provisions of Chapter 7 of Title 5 of the Delaware Code, and do hereby certify that the facts herein stated are true, and, accordingly, have hereunto set out hands and seals as of the 4th day of December, 1991.

                            (SIGNATURES ON NEXT PAGE)

/s/ Margaret L. Fuller            (SEAL)
----------------------------------
Margaret L. Fuller

2013 N. Tatnall Street
Wilmington, Delaware 19802

Number of Shares Subscribed to:      9
                                   -----



/s/ Linda N. Herrmann             (SEAL)
----------------------------------
Linda N. Herrmann

1621 Chestnut Street
Wilmington, Delaware 19805

Number of Shares Subscribed to:    9
                                   -----



/s/ Carole J. Haley                (SEAL)
----------------------------------
Carole J. Haley

9 N. Stuyvesant Drive
Wilmington, Delaware 19809

Number of Shares Subscribed to:     9
                                   -----



/s/ Verena A. Winner                (SEAL)
----------------------------------
Verena A. Winner

205 Cleaver Road
Delaware City, Delaware 19706

Number of Shares Subscribed to:     9
                                   -----

/s/ Constance M. Ptak               (SEAL)
----------------------------------
Constance M. Ptak

4623 Laura Drive
Wilmington, Delaware 19804

Number of Shares Subscribed to:     9
                                   -----



/s/ Patricia A. Boyden              (SEAL)
----------------------------------
Patricia A. Boyden

9 Guenever Drive
New Castle, Delaware 19720

Number of Shares Subscribed to:      0
                                   -----



/s/ Regina Griffin                  (SEAL)
----------------------------------
Regina Griffin

534 Tolham Road
Bear, Delaware 19701

Number of Shares Subscribed to:    0
                                   -----



/s/ Karen L. DeMello                (SEAL)
----------------------------------
Karen L. DeMello

1004 Talcon Drive
Wilmington, Delaware 19704

Number of Shares Subscribed to:     0
                                   -----

/s/ Jane M. Rees                    (SEAL)
----------------------------------
Jane M. Rees

20 Freedom Trail
New Castle, Delaware 19804

Number of Shares Subscribed to:     0
                                   -----



/s/ Donna Hoesterey                 (SEAL)
----------------------------------
Donna Hoesterey

1002 S. Hilton Road
Wilmington, Delaware 19803

Number of Shares Subscribed to:     0
                                   -----



/s/ Christine Matas                 (SEAL)
----------------------------------
Christine Matas

2201 N. Harrison Street
Wilmington, Delaware 19802

Number of Shares Subscribed to:      0
                                   -----



/s/ Amy E. Smith                    (SEAL)
----------------------------------
Amy E. Smith

2519-2C Cedar Tree Drive
Wilmington, Delaware 19810

Number of Shares Subscribed to:    0
                                   -----



/s/ Cheryl Stransky                 (SEAL)
----------------------------------
Cheryl Stransky

107 W. 40th Street
Wilmington, Delaware 19802

Number of Shares Subscribed to:     0
                                   -----



/s/ Gloria J. Connell               (SEAL)
----------------------------------
Gloria J. Connell

115 Median Drive
Wilmington, Delaware 19803

Number of Shares Subscribed to:     0
                                   -----



/s/ Marcia Rae Wheeler              (SEAL)
----------------------------------
Marcia Rae Wheeler

204 Cantwell Avenue
Odessa, Delaware 19730

Number of Shares Subscribed to:     0
                                   -----

                            CERTIFICATE OF CORRECTION

                                       OF

                             ARTICLES OF ASSOCIATION

                                       OF

                         CHRISTIANA BANK & TRUST COMPANY


         Christiana  Bank  &  Trust  Company,   a  Delaware   corporation   (the
"Corporation"), pursuant to Section 103 (f) of the General Corporation Law of the State of Delaware, certifies:

         First: That the Articles of Association of the Corporation that ware filed with the Secretary of State of Delaware on September 9, 1992 were an inaccurate record of the corporate action therein referred to.

         Second: That such Articles of Association were inaccurate in that Article TWELFTH thereof states as follows: "The Bank shall have the power to merge or sell its assets and take other corporate action to the extent and in the manner now or hereafter permitted or proscribed by law, and all rights conferred upon stockholders herein are granted subject to such rights."

         Third: Article TWELFTH in correct form is as follows:

                  TWELFTH: The Bank shall have the power to merge or sell its assets and take other corporate action to the extent and in the manner now or hereafter permitted or proscribed by law, and all rights conferred upon stockholders herein are granted subject to such rights; provided, however, that any merger, consolidation, liquidation, dissolution or sale or exchange of all or substantially all of the property or assets of the Bank must be approved by a vote of two-thirds of the votes of the stockholders entitled to be voted thereon.

            IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be executed by Robert G. Elder, its President, and attested by John J. Nesbitt, III, its Secretary, this 15th day of September, 1993.

                                             CHRISTIANA BANK & TRUST COMPANY

                                             By: /s/ Robert G. Elder
                                                 -------------------------------
                                                   Robert G. Elder
                                                   President


Attest:


/s/ John J. Nesbitt, III
-------------------------------
John J. Nesbitt, III
Secretary

                                    EXHIBIT B


                            CERTIFICATE OF AUTHORITY

                         CHRISTIANA BANK & TRUST COMPANY

                            CERTIFICATE OF AUTHORITY

                         CHRISTIANA BANK & TRUST COMPANY


                        CERTIFICATE TO TRANSACT BUSINESS
                        --------------------------------


         WHEREAS, Christiana Bank & Trust Company has been duly organized as a banking corporation under the laws of the State of Delaware; and

         WHEREAS, Christiana Bank & Trust Company has applied for approval of the Commissioner under Section 733 and Sections 902 and 903 of Title 5 of the Delaware Code for a Certificate of Authority to Transact Business and to open a place of business in the State of Delaware and has paid such fees as are required by Delaware law; and

         WHEREAS, the State Bank Commissioner finds that the capital stock and paid-in surplus of Christiana Bank & Trust Company meet the requirements of
Section 745 of Title 5 of the Delaware Code; and

         WHEREAS, the State Bank Commissioner, having reviewed the Articles of Organization of Christiana Bank & Trust Company and the laws pertaining to banking of the State of Delaware, finds that all requisites for the issuance of a Certificate to Transact Business have been satisfied with respect to Christiana Bank & Trust Company;

         NOW, THEREFORE, pursuant to Sections 733, 902 and 903 of Title 5 of the Delaware Code, Christiana Bank & Trust Company is duly authorized to transact a banking business at 3801 Kennett Pike, Suite B200, Greenville, New Castle County, Delaware, and to transact all such business at such office or place of business subject to all the restrictions, limitations and requirements of its charter and the laws of the State of Delaware.

         THIS CERTIFICATE OF AUTHORITY is issued by the State Bank Commissioner upon the condition that it shall be void and of no effect at the expiration of a reasonable time after the date of issue unless such office or place of business is actually opened for business and further the Certificate shall be subject to revocation by the State Bank Commissioner for any violation of the banking laws of the State of Delaware.


                                                 -------------------------------
                                                 Keith H. Ellis
                                                 State Bank Commissioner
Dated: /s/ 9-20-93

                                    EXHIBIT C


                                     BY-LAWS


                         CHRISTIANA BANK & TRUST COMPANY

                                     BY-LAWS

                         CHRISTIANA BANK & TRUST COMPANY


                            ARTICLE I - STOCKHOLDERS
                            ------------------------

         Section 1. Annual Meeting.
         --------------------------

         An annual meeting of the stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at such place within the State of Delaware, on such date, and at such time as the Board of Directors shall each year fix.

         Section 2. Special Meeting.
         ---------------------------

         Special meetings of the stockholders, for any purpose or purposes proscribed in the notice of the meeting, may be called by the Board of Directors or the chief executive officer of the Bank and shall be held at such place within the State of Delaware, on such date and at such time as they or he shall fix.

         Section 3. Notice of Meeting.
         -----------------------------

         Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten nor more than sixty days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the laws of the State of Delaware or the Articles of Association of the Bank).

         When a meeting is adjourned to another date or time, written notice need not be given of the adjourned meeting if the date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         Section 4. Quorum.
         ------------------

         At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

         If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

         Section 5. Organization.
         ------------------------

         The Chairman of the Board or, in his absence, the chief executive officer of the Bank or, in his absence, any officer of the Bank as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Bank, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

         Section 6. Conduct of Business.
         -------------------------------

         The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

         Section 7. Proxies and Voting.
         ------------------------------

         At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

         Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law.

         All voting, including voting on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

         Any merger, consolidation, liquidation, dissolution or sale or exchange of all or substantially all of the property or assets of the Bank must be approved by a vote of two-thirds of the votes entitled to be voted thereon. All elections and all other matters shall be determined by a majority of the votes cast.

         Section 8. Action Without A Meeting.
         ------------------------------------

         Any action required to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holders of the outstanding stock of the Bank having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and such consent or consents shall have been delivered to the Secretary of the Bank.

                         ARTICLE II - BOARD OF DIRECTORS
                         -------------------------------

         Section 1. Number and Term of Office.
         -------------------------------------

         The number of directors who shall constitute the whole board shall be such number as the Board of Directors shall at the time have designated, provided that the number of directors shall not be less than eight. The directors shall be divided into three classes, with the term of office of the first class of three directors ("Class A directors") to expire at the 1995 annual meeting of stockholders, the term of office of the second class of three directors ("Class B directors") to expire at the 1994 annual meeting of stockholders and the term of office of the third class, who shall consist of all other directors ("Class C Directors"), to expire at the 1993 annual meeting of stockholders. The initial members of the Board of Directors shall be elected by the majority vote of the incorporators of the Bank who shall consider the matter at the organization meeting of incorporators. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected, in the case of the three Class A directors, for a term of office to expire at the third succeeding annual meeting of stockholders after their election, in the case of the three Class B directors for a term of office to expire at the second succeeding annual meeting of stockholders after their election and in the case of all other directors -- Class C directors -- for a term of office to expire at the first succeeding annual meeting of stockholders after their election.

         Section 2. Chairman of the Board.
         ---------------------------------

         The Chairman of the Board shall be appointed by the Board of Directors at the first meeting of the board after each annual meeting of stockholders and shall serve until the next annual appointment of the Chairman or until his successor is appointed and qualified. The Chairman of the Board shall preside at all meetings of the board and of stockholders. The Chairman of the Board shall have such other powers and perform such other duties usually pertaining to that office and as may be assigned to that office at any time or from time to time by the Board of Directors.

         Section 3. Vacancies.
         ---------------------

         Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

         Section 4. Regular Meeting.
         ---------------------------

         Regular meetings of the Board of Directors shall be held at such place or places within or without the State of Delaware, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

         Section 5. Special Meetings.
         ----------------------------

         Special meetings of the Board of Directors may be called by one-third of the directors then in office, the Chairman of the Board or the chief executive officer of the Bank and shall be held at such place within or without the state of Delaware, on such date, and at such time as they or he shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than two days before the meeting, or by telegraphing, sending a cable, or delivering or giving to him personally, the same, or by providing oral notice by telephone or in person, not less than twenty-five hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

         Section 6. Quorum.
         ------------------

         At any meeting of the Board of Directors, two-thirds of the total number of the whole board, but not less than five directors, shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

         Section 7. Participation in Meetings By Conference Telephone.
         -------------------------------------------------------------

         Members of the Board of Directors, or of any committee thereof, may participate in any meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

         Section 8. Conduct of Business.
         -------------------------------

         At any meeting of the Board of Directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

         Section 9. Powers.
         ------------------

         The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Bank, including, without limiting the generality of the foregoing, the unqualified power:

                  (1) To declare dividends from time to time in accordance with law;

                  (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

                  (3) To remove any officer of the Bank with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

                  (4) To confer upon any officer of the Bank the power to appoint, remove and suspend subordinate officers and agents;

                  (5) To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers and agents of the Bank and its subsidiaries as it may determine;

                  (6) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers and agents of the Bank and its subsidiaries as it may determine; and,

                  (7) To adopt from time to time regulations, not inconsistent with these By-Laws, for the management of the Bank's business and affairs.

         Section 10. Compensation of Directors.
         --------------------------------------

         Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the board.

                            ARTICLE III - COMMITTEES
                            ------------------------

         Section 1.1. Loan Committee.
         ----------------------------

         There shall be a loan committee composed of not less than three directors, appointed by the Chairman of the Board annually or more often. The loan committee shall have such power, as is lawfully delegated by the board, pursuant to a loan policy adopted by resolution of the board, to discount and purchase bills, notes and other evidences of debt, to buy and sell bills of exchange, to examine and approve loans and discounts and to exercise authority regarding loans and discounts. In the event that the loan committee consists of more than three members, any three members shall constitute a quorum for exercising the powers of the loan committee. The loan committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the board.

         Section 1.2. Asset and Liability Management Committee.
         ------------------------------------------------------

         There shall be an asset and liability management committee composed of not less than three directors, appointed by the Chairman of the Board annually or more often. The asset and liability management committee shall have the power, as is lawfully delegated by the board, pursuant to an asset and liability management policy adopted by resolution of the board, to ensure adherence to the investment and liability management policy, to recommend amendments thereto and to exercise authority regarding investments and the management of liabilities. The asset and liability management committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the board.

         Section 1.3. Audit Committee.
         -----------------------------

         There shall be an audit committee composed of not less than three directors, exclusive of any officers, appointed by the board annually or more often. The duty of that committee shall be to recommend auditors to be retained by the Bank (which recommendation must be reviewed and approved by the Board of Directors, exclusive of officers or employees). It shall also be the duty of that committee to examine at least once during each calendar year, and within 15 months of the last examination, the affairs of the Bank or cause suitable examinations to be made by auditors responsible only to the Board of Directors and to report the results of such examination in writing to the board at the next regular meeting thereafter. Such report shall state whether the Bank is in a sound condition, and whether adequate internal controls and procedures are being maintained, and shall recommend to the board such changes in the manner of conducting the affairs of the Bank as shall be deemed advisable.

         Section 1.4. Trust Committee.
         -----------------------------

         There shall be a trust committee composed of not less than three directors appointed by the Chairman of the Board annually or more often. The trust committee shall have the power, as is lawfully delegated by the board, pursuant to a trust policy adopted by resolution of the board, to ensure adherence to the trust policies of the Bank and to recommend amendments thereto. The trust committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the board.

         Section 1.5. Other Committees.
         ------------------------------

         The Board of Directors my appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the board may determine.

         Section 1.6. Conduct of Business.
         ---------------------------------

         Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; unless otherwise provided herein, two-thirds of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                              ARTICLE IV - OFFICERS
                              ---------------------

         Section 1. Generally.
         ---------------------

         The officers of the Bank shall be a President, one or more Vice Presidents, a Chief Administrative Officer, a Treasurer, a Secretary, one or more Assistant Secretaries and such other officers as may be appointed at any time or from time to time by the Board. One person may hold any two or more offices and perform the duties thereof.

            The President shall, at the first meeting after each annual meeting of stockholders, be appointed by the Board of Directors to hold office until the next annual appointment of officers and until their successors are appointed and qualified. The term of office of all other officers shall be at the pleasure of the Board of Directors.

            The compensation of all officers of the Bank shall be fixed by resolution of the Board of Directors, except that the Board may authorize the President to fix and to delegate to such other officers of the Bank as the Board may designate authority to fix any compensation of any officer not exceeding a total amount or amounts specified by the Board of Directors.

            All other agents and employees of the Bank shall be appointed, their duties proscribed and their compensation fixed by the President or any officer authorized to do so by him.

         Section 2. President.
         ---------------------

         The President shall be the chief executive officer of the Bank and shall have the responsibility for carrying out the policies of the Board of Directors and, subject to the direction of the Board, shall have general supervision over the business and affairs of the Bank. In the absence of the Chairman of the Board, the President shall preside at meetings of the Board of Directors and of the stockholders. The President shall have such other powers and perform such other duties usually pertaining to that office and as may be assigned to that office at any time or from time to time by the Board of Directors.

         Section 3. Vice President.
         --------------------------

         Each Vice President shall have the duties and authority usually pertaining to such office and in addition such other duties as may from time to time be assigned to him by the Board of Directors the Chairman of the Board or the President. Unless otherwise ordered by the Board of

Directors, each Vice President shall have the same power to sign for the Bank as is prescribed in these By-Laws for the President. One Vice President shall be designated by the Chairman, in the absence or inability of the President to act, to perform the duties and exercise the powers of the President.

         Section 4. Chief Administrative Officer.
         ----------------------------------------

         The Chief Administrative officer shall have the duties and authority usually pertaining to such office and, in addition, such other duties as may from time to time be assigned to him by the Board of Directors, the Chairman of the Board or the President.

         Section 5. Secretary; Assistant Secretary.
         ------------------------------------------

         The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors and, in general, shall have charge of all records of the Bank relating to its organization and corporate action and shall have power to certify the contents thereof, and shall have such other powers and perform such duties as usually pertain to the office of Secretary and as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe. Any Assistant Secretary shall perform such duties as may be designated by the President. In the absence or inability of the Secretary to act, any Assistant Secretary may perform all the duties and may exercise any of the powers of the Secretary.

         Section 6. Treasurer.
         ---------------------

         The Treasurer shall have supervision and care of all the funds and securities of the Bank, and shall have such other powers and perform such duties as usually pertain to the office of Treasurer and as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe.

         Section 7. Other Officers.
         --------------------------

         Other officers appointed by the Board of Directors shall have such powers and perform such duties as usually pertain to their respective offices and as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe.

         Section 8. Delegation of Authority.
         -----------------------------------

         The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                                ARTICLE V - STOCK
                                -----------------

         Section 1. Certificates of Stock.
         ---------------------------------

         Each stockholder shall be entitled to a certificate signed by, or in the name of the Bank by, the President or a Vice President, and by the Secretary, an Assistant Secretary or the Treasurer, certifying the number of shares owned by him. Any of or all the signatures on the certificate may be facsimile.

         Section 2. Transfers of Stock.
         ------------------------------

         Transfers of stock shall be made only upon the transfer books of the Bank kept at an office of the Bank or by transfer agents designated to transfer shares of the stock of the Bank. Except where a certificate is issued in accordance with Section 4 of Article V of these By-Laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate in issued therefor.

         Section 3. Record Date.
         -----------------------

         The Board of Directors may fix a record date, which shall not be less than ten nor more than sixty days before the date of any meeting of stockholders, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any change, conversion or exchange of stock or with respect to any other lawful action.

         Section 4. Lost, Stolen or Destroyed Certificates.
         --------------------------------------------------

         In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

         Section 5. Regulations.
         -----------------------

         The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                              ARTICLE VI - NOTICES
                              --------------------

         Section 1. Notices.
         -------------------

         Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage prepaid, or by sending such notice by prepaid telegram or mailgram. Any such notice shall be addressed to such stockholder, director, officer or agent at his or her last known address as the same appears on the books of the Bank. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram, shall be the time of the giving of the notice.

         Section 2. Waivers.
         -------------------

         A written waiver of any notice, signed by a stockholder, director, officer, or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                           ARTICLE VII - MISCELLANEOUS
                           ---------------------------

         Section 1. Facsimile Signatures.
         --------------------------------

            In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these by-laws, facsimile signatures of any officer or officers of the Bank may be used whenever and as authorized by the Board of Directors or a committee thereof.

         Section 2. Corporate Seal.
         ------------------------------

         The Board of Directors shall provide a suitable seal, containing the name of the Bank, which seal shall be in the charge of the Secretary.

         Section 3. Reliance upon Books, Reports and Records
         ---------------------------------------------------

         Each director, each member of any committee designated by the Board of Directors, and each officer of the Bank shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Bank, including reports made to the Bank by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

         Section 4. Fiscal Year. The fiscal year of the Bank shall be as fixed by the Board of Directors of the Bank.

         Section 5. Time Periods.
         ------------------------

         In applying any provision of these By-Laws which requires that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

            ARTICLE VIII - INDEMNIFICATION OF DIRECTORS AND OFFICERS
            --------------------------------------------------------

         Section 1. Right to Indemnification.
         ------------------------------------

         Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Bank or is or was serving at the request of the Bank as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Bank to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Bank to provide broader indemnification rights than such law permitted the Bank to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this
ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Bank shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Bank.

         Section 2. Right to Advancement of Expenses.
         --------------------------------------------

         The right to indemnification conferred in Section 1 of this ARTICLE VIII shall include the right to be paid by the Bank the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Bank of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

         Section 2. Right of Indemnitee to Bring Suit.
         ---------------------------------------------

         If a claim under Section 1 or 2 of this ARTICLE VIII in not paid in full by the Bank within sixty (60) days after a written claim has been received by the Bank, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Bank to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Bank to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Bank to recover an advancement of expenses pursuant to the terms of an undertaking, the Bank shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Bank (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Bank (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the

Bank to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Bank.

         Section 4. Non-Exclusivity of Rights.
         -------------------------------------

         The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Bank's Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 5. Insurance.
         ---------------------

         The Bank may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Bank or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Bank would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Section 6. Indemnification of Employees and Agents of the Bank.
         ---------------------------------------------------------------

         The Bank may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Bank to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Bank.

                             ARTICLE IX - AMENDMENTS
                             -----------------------

         Section 1. Amendments.
         ----------------------

         These By-Laws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

                                    EXHIBIT D

                             Section 321(b) Consent

         Pursuant to Section 321(b) of the Trust Indenture Act of 1939, as amended, Christiana Bank & Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                                             CHRISTIANA BANK & TRUST
                                             COMPANY


Dated:                                       By:
      --------------------------                  ------------------------------
                                             Name: Toni Lindsay
                                             Title: Vice President

                                    EXHIBIT E


                                     NOTICE

                  This form is intended to assist state nonmember banks and savings banks with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



R E P O R T   O F   C O N D I T I O N

Consolidating domestic subsidiaries of the

         Christiana Bank & Trust Company    of     Greenville
         -------------------------------           ----------
                 Name of Bank                         City

in the State of   DELAWARE  , at the close of business on June 30, 2002.
                  --------


ASSETS
                                                                                      Thousands of dollars
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coins...........................................197
         Interest-bearing balances...................................................................3,795
         Held-to-maturity securities.................................................................1,931
         Available-for-sale securities..............................................................15,281
         Federal funds sold in domestic offices..........................................................0
         Securities purchased under agreements to resell.................................................0
Loans and lease financing receivables:
         Loans and leases held for sale.......................0
         Loans and leases, net of unearned income........69,135
         LESS:  Allowance for loan and lease losses.........520
         Loans and leases, net of unearned income, allowance, and reserve...........................68,615
         Assets held in trading accounts.................................................................0
         Premises and fixed assets (including capitalized leases)....................................3,463
         Other real estate owned.........................................................................0
         Investments in unconsolidated subsidiaries and associated companies.............................0
         Customers' liability to this bank on acceptances outstanding....................................0
Intangible assets:
         a.  Goodwill....................................................................................0
         b.  Other intangible assets.....................................................................0
         Other assets................................................................................3,482
         Total assets...............................................................................96,764

                                                                                    CONTINUED ON NEXT PAGE

LIABILITIES
Deposits:
In domestic offices.................................................................................73,758
         Noninterest-bearing..............................6,979
         Interest-bearing................................66,779
Federal funds purchased in domestic offices..............................................................0
Securities sold under agreements to repurchase...........................................................0
Trading liabilities (from Schedule RC-D..................................................................0
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases:......13,520
Bank's liability on acceptances executed and outstanding.................................................0
Subordinated notes and debentures........................................................................0
Other liabilities (from Schedule RC-G).................................................................632
Total liabilities...................................................................................87,910


EQUITY CAPITAL

Perpetual preferred stock and related surplus............................................................0
Common Stock...........................................................................................866
Surplus (exclude all surplus related to preferred stock).............................................7,351
a.  Retained earnings..................................................................................591
b.  Accumulated other comprehensive income..............................................................46
Total equity capital.................................................................................8,854
Total liabilities, limited-life preferred stock, and equity capital.................................96,764



                                        2